                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) October 15, 2004
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                         Twin Disc, Incorporated
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        (exact name of registrant as specified in its charter)


         WISCONSIN                              39-0667110
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(State or other jurisdiction of     (IRS Employer Identification No.)
incorporation or organization)

1328 Racine Street               Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code:    (262)638-4000
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Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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Item 5.03     Amendment to Bylaws

Effective October 15, 2004, Twin Disc, Incorporated (the "Company") amended the Company Bylaws to reduce the number of Directors from ten to nine. This change was made to accomodate the previously-announced retirement of Paul
J. Powers from the Company's Board of Directors.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 3.1 Bylaws of Twin Disc, Incorporated
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                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 2004                          Twin Disc, Inc.
                                          /s/ Fred H. Timm
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                                          Fred H. Timm
                                          Chief Accounting Officer

                         EXHIBIT INDEX

Exhibit Number  Description

Exhibit 3.1    Bylaws of Twin Disc, Incorporated